Exhibit 99.3

THIRD QUARTER 2021

FINANCIAL SUPPLEMENT

ALLY FINANCIAL INC. FORWARD-LOOKING STATEMENTS AND ADDITIONAL INFORMATION

This document and related communications should be read in conjunction with the financial statements, notes, and other information contained in our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. This information is preliminary and based on company and third-party data available at the time of the presentation or related communication.

This document and related communications contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts—such as statements about future effects of COVID-19, the outlook for financial and operating metrics, and future capital allocation and actions. Forward-looking statements often use words such as “believe,” “expect,” “anticipate,” “intend,” “pursue,” “seek,” “continue,” “estimate,” “project,” “outlook,” “forecast,” “potential,” “target,” “objective,” “trend,” “plan,” “goal,” “initiative,” “priorities,” or other words of comparable meaning or future-tense or conditional verbs such as “may,” “will,” “should,” “would,” or “could.” Forward-looking statements convey our expectations, intentions, or forecasts about future events, circumstances, or results. All forward-looking statements, by their nature, are subject to assumptions, risks, and uncertainties, which may change over time and many of which are beyond our control. You should not rely on any forward-looking statement as a prediction or guarantee about the future. Actual future objectives, strategies, plans, prospects, performance, conditions, or results may differ materially from those set forth in any forward-looking statement. Some of the factors that may cause actual results or other future events or circumstances to differ from those in forward-looking statements are described in our Annual Report on Form 10-K for the year ended December 31, 2020, our subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K, or other applicable documents that are filed or furnished with the U.S. Securities and Exchange Commission (collectively, our “SEC filings”). Any forward-looking statement made by us or on our behalf speaks only as of the date that it was made. We do not undertake to update any forward-looking statement to reflect the impact of events, circumstances, or results that arise after the date that the statement was made, except as required by applicable securities laws. You, however, should consult further disclosures (including disclosures of a forward-looking nature) that we may make in any subsequent SEC filings.

This document and related communications contain specifically identified non-GAAP financial measures, which supplement the results that are reported according to U.S. generally accepted accounting principles (“GAAP”). These non-GAAP financial measures may be useful to investors but should not be viewed in isolation from, or as a substitute for, GAAP results. Differences between non-GAAP financial measures and comparable GAAP financial measures are reconciled in the presentation.

Unless the context otherwise requires, the following definitions apply. The term “loans” means the following consumer and commercial products associated with our direct and indirect financing activities: loans, retail installment sales contracts, lines of credit, and other financing products excluding operating leases. The term “operating leases” means consumer- and commercial-vehicle lease agreements where Ally is the lessor and the lessee is generally not obligated to acquire ownership of the vehicle at lease-end or compensate Ally for the vehicle’s residual value. The terms “lend,” “finance,” and “originate” mean our direct extension or origination of loans, our purchase or acquisition of loans, or our purchase of operating leases, as applicable. The term “consumer” means all consumer products associated with our loan and operating-lease activities and all commercial retail installment sales contracts. The term “commercial” means all commercial products associated with our loan activities, other than commercial retail installment sales contracts. The term “partnerships” means business arrangements rather than partnerships as defined by law.

3Q 2021 Preliminary Results	2

ALLY FINANCIAL INC.
TABLE OF CONTENTS

Page(s)
Consolidated Results

Consolidated Financial Highlights	4

Consolidated Income Statement	5

Consolidated Period-End Balance Sheet	6

Consolidated Average Balance Sheet	7

Segment Detail

Segment Highlights	8

Automotive Finance	9-10

Insurance	11

Mortgage Finance	12

Corporate Finance	13

Corporate and Other	14

Credit Related Information	15-16

Supplemental Detail

Capital	17

Liquidity and Deposits	18

Net Interest Margin	19

Ally Bank Consumer Mortgage HFI Portfolios	20

Earnings Per Share Related Information	21

Adjusted Tangible Book Per Share Related Information	22

Core ROTCE Related Information	23

Adjusted Efficiency Ratio Related Information	24

3Q 2021 Preliminary Results	3

ALLY FINANCIAL INC.
CONSOLIDATED FINANCIAL HIGHLIGHTS

($ in millions, shares in thousands)	QUARTERLY TRENDS					CHANGE VS.
Selected Income Statement Data	3Q 21	2Q 21	1Q 21	4Q 20	3Q 20	2Q 21	3Q 20
Net financing revenue (excluding Core OID) (1)	$1,603	$1,556	$1,382	$1,312	$1,209	$47	$394
Core OID	(9)	(9)	(10)	(9)	(9)	—	—
Net financing revenue (as reported)	1,594	1,547	1,372	1,303	1,200	47	394
Other revenue (adjusted) (1)	507	588	548	567	471	(81)	37
Change in fair value of equity securities (2)	(65)	19	17	111	13	(84)	(78)
Repositioning (2)	(52)	(70)	—	—	—	18	(52)
Other revenue (as reported)	391	538	565	678	484	(147)	(93)
Provision for loan losses	76	(32)	(13)	102	147	108	(71)
Total noninterest expense (3)	1,002	1,075	943	1,023	905	(73)	97

Pre-tax income from continuing operations	907	1,042	1,007	856	632	(135)	275
Income tax expense	195	143	211	169	156	52	39
Income from discontinued operations, net of tax	—	1	—	—	—	(1)	—

Net Income	712	900	796	687	476	(188)	236
Preferred Dividends	29	—	—	—	—	29	29

Net income attributable to common shareholders	$683	$900	$796	$687	$476	$(217)	$207

Core Pre-Provision Net Revenue (4)	$1,108	$1,070	$987	$856	$775	$39	$334

Selected Balance Sheet Data (Period-End)
Total assets	$179,184	$180,470	$181,879	$182,165	$185,270	$(1,286)	$(6,086)
Consumer loans	95,052	90,649	87,391	89,202	90,160	4,403	4,892
Commercial loans	19,419	21,568	25,685	29,332	27,868	(2,149)	(8,449)
Allowance for loan losses	(3,148)	(3,126)	(3,152)	(3,283)	(3,379)	(22)	231
Deposits	139,444	139,104	139,585	137,036	134,938	340	4,506
Total equity	17,289	17,530	14,625	14,703	14,126	(241)	3,163

Common Share Count
Weighted average basic	359,179	370,412	375,229	376,081	375,658	(11,233)	(16,478)
Weighted average diluted	361,855	373,029	377,529	378,424	377,011	(11,174)	(15,156)
Issued shares outstanding (period-end)	349,599	362,639	371,805	374,674	373,857	(13,040)	(24,258)

Per Common Share Data
Earnings per share (basic)	$1.90	$2.43	$2.12	$1.83	$1.27	$(0.53)	$0.63
Earnings per share (diluted)	1.89	2.41	2.11	1.82	1.26	(0.53)	0.62
Adjusted earnings per share (1)	2.16	2.33	2.09	1.60	1.25	(0.17)	0.91
Book value per share	42.81	41.93	39.34	39.24	37.78	0.87	5.02
Tangible book value per share (5)	41.75	40.90	38.32	38.22	36.75	0.85	5.00
Adjusted tangible book value per share (5)	39.72	38.83	36.16	36.05	34.56	0.89	5.16

Select Financial Ratios
Net interest margin (as reported)	3.66%	3.55%	3.16%	2.90%	2.65%
Net interest margin (ex. Core OID) (1)	3.68%	3.57%	3.18%	2.92%	2.67%
Cost of funds	1.12%	1.27%	1.42%	1.58%	1.86%
Cost of funds (ex. Core OID) (1)	1.11%	1.23%	1.38%	1.55%	1.82%
Efficiency Ratio (6)	50.5%	51.6%	48.7%	51.6%	53.7%
Adjusted efficiency ratio (6)	41.7%	44.5%	44.4%	49.8%	47.3%
Return on average assets	1.6%	2.0%	1.7%	1.5%	1.0%
Return on average total equity	15.7%	22.4%	21.7%	19.1%	13.6%
Return on average tangible common equity	18.6%	24.8%	22.3%	19.6%	14.0%
Core ROTCE (7)	24.2%	26.7%	24.1%	18.7%	15.2%
Capital Ratios (8)
Common Equity Tier 1 (CET1) capital ratio	11.2%	11.3%	11.1%	10.6%	10.4%
Tier 1 capital ratio	12.8%	13.1%	12.8%	12.4%	12.1%
Total capital ratio	14.6%	14.8%	14.6%	14.1%	14.1%
Tier 1 leverage ratio	10.0%	10.0%	9.8%	9.4%	9.0%

(1)	Represents a non-GAAP financial measure. For more details refer to page 21.
(2)	See page 25 for methodology and detail.
(3)

Including but not limited to employee related expenses, commissions and provision for losses and loss adjustment expense related to the insurance business, information technology expenses, servicing expenses, facilities expenses, marketing expenses, and other professional and legal expenses.

(4)	Represents a non-GAAP financial measure. See page 25 for methodology and detail.
(5)	Represents a non-GAAP financial measure. For more details refer to page 22.
(6)	Represents a non-GAAP financial measure. For more details refer to page 24.
(7)	Represents a non-GAAP financial measure. For more details refer to page 23.
(8)	For more details on the final rules to address the impact of CECL on regulatory capital by allowing BHCs and banks, including Ally, to delay and subsequently phase-in its impact, see page 25.

3Q 2021 Preliminary Results	4

ALLY FINANCIAL INC. CONSOLIDATED INCOME STATEMENT

($ in millions)	QUARTERLY TRENDS					CHANGE VS.
	3Q 21	2Q 21	1Q 21	4Q 20	3Q 20	2Q 21	3Q 20
Financing revenue and other interest income
Interest and fees on finance receivables and loans	$1,619	$1,588	$1,582	$1,607	$1,602	$31	$17
Interest on loans held-for-sale	5	4	5	6	5	1	—
Total interest and dividends on investment securities	150	143	124	130	162	7	(12)
Interest-bearing cash	5	4	4	5	5	1	—
Other earning assets	5	4	7	10	11	1	(6)
Operating leases	393	384	370	365	360	9	33

Total financing revenue and other interest income	2,177	2,127	2,092	2,123	2,145	50	32
Interest expense
Interest on deposits	245	268	306	367	452	(23)	(207)
Interest on short-term borrowings	—	—	1	3	9	—	(9)
Interest on long-term debt	191	230	250	274	309	(39)	(118)
Interest on other	8	—	—	—	—	8	8

Total interest expense	444	498	557	644	770	(54)	(326)
Depreciation expense on operating lease assets	139	82	163	176	175	57	(36)

Net financing revenue (as reported)	$1,594	$1,547	$1,372	$1,303	$1,200	$47	$394
Other revenue
Insurance premiums and service revenue earned	279	278	280	287	276	1	3
Gain on mortgage and automotive loans, net	18	19	36	75	33	(1)	(15)
Loss on extinguishment of debt	(52)	(73)	(1)	(52)	(49)	21	(3)
Other gain/loss on investments, net	24	65	123	134	64	(41)	(40)
Other income, net of losses	122	249	127	234	160	(127)	(38)

Total other revenue	391	538	565	678	484	(147)	(93)
Total net revenue	1,985	2,085	1,937	1,981	1,684	(100)	301
Provision for loan losses	76	(32)	(13)	102	147	108	(71)
Noninterest expense
Compensation and benefits expense	389	446	395	340	342	(57)	47
Insurance losses and loss adjustment expenses	69	74	63	62	85	(5)	(16)
Other operating expenses	544	555	485	621	478	(11)	66
Total noninterest expense	1,002	1,075	943	1,023	905	(73)	97
Pre-tax income from continuing operations	$907	$1,042	$1,007	$856	$632	$(135)	$275
Income tax expense from continuing operations	195	143	211	169	156	52	39

Net income from continuing operations	712	899	796	687	476	(187)	236
Income / (Loss) from discontinued operations, net of tax	—	1	—	—	—	(1)	—

Net income	712	900	796	687	476	(188)	236
Preferred Dividends	29	—	—	—	—	29	29

Net Income Available to Common Shareholders	$683	$900	$796	$687	$476	$(217)	$207

Core Pre-Tax Income Walk
Net financing revenue (ex. OID) (1)	$1,603	$1,556	$1,382	$1,312	$1,209	$47	$394
Adjusted other revenue (1)	507	588	548	567	471	(81)	37
Provision for credit losses	76	(32)	(13)	102	147	108	(71)
Adjusted noninterest expense (1)	1,002	1,075	943	1,023	905	(73)	97

Core pre-tax income (2)	$1,032	$1,102	$1,000	$754	$628	$(69)	$405
Core OID	(9)	(9)	(10)	(9)	(9)	—	—
Change in the fair value of equity securities (3)	(65)	19	17	111	13	(84)	(78)
Repositioning (3)	(52)	(70)	—	—	—	18	(52)

Pre-tax income from continuing operations	$907	$1,042	$1,007	$856	$632	$(135)	$275

(1) Represents a non-GAAP financial measure. For more details refer to page 21.

(2) Represents a non-GAAP financial measure. See page 25 for methodology and detail.

(3) See page 25 for methodology and detail.

3Q 2021 Preliminary Results	5

ALLY FINANCIAL INC. CONSOLIDATED PERIOD-END BALANCE SHEET

($ in millions)	QUARTERLY TRENDS					CHANGE VS.
Assets	3Q 21	2Q 21	1Q 21	4Q 20	3Q 20	2Q 21	3Q 20
Cash and cash equivalents
Noninterest-bearing	$636	$653	$747	$724	$719	$(17)	$(83)
Interest-bearing	10,279	13,011	15,031	14,897	19,220	(2,732)	(8,941)

Total cash and cash equivalents	10,915	13,664	15,778	15,621	19,939	(2,749)	(9,024)
Investment securities (1)	35,317	36,313	35,711	32,154	31,871	(996)	3,446
Loans held-for-sale, net	456	409	630	406	441	47	15
Finance receivables and loans, net	114,471	112,217	113,076	118,534	118,028	2,254	(3,557)
Allowance for loan losses	(3,148)	(3,126)	(3,152)	(3,283)	(3,379)	(22)	231

Total finance receivables and loans, net	111,323	109,091	109,924	115,251	114,649	2,232	(3,326)
Investment in operating leases, net	10,969	10,715	9,944	9,639	9,454	254	1,515
Premiums receivables and other insurance assets	2,752	2,773	2,725	2,679	2,662	(21)	90
Other assets	7,452	7,505	7,167	6,415	6,254	(53)	1,198

Total assets	$179,184	$180,470	$181,879	$182,165	$185,270	$(1,286)	$(6,086)

Liabilities
Deposit liabilities
Noninterest-bearing	$167	$149	$155	$128	$159	$18	$8
Interest-bearing	139,277	138,955	139,430	136,908	134,779	322	4,498

Total deposit liabilities	139,444	139,104	139,585	137,036	134,938	340	4,506
Short-term borrowings	—	—	—	2,136	3,032	—	(3,032)
Long-term debt	14,946	16,896	20,503	22,006	25,704	(1,950)	(10,758)
Interest payable	422	365	453	412	748	57	(326)
Unearned insurance premiums and service revenue	3,537	3,536	3,487	3,438	3,401	1	136
Accrued expense and other liabilities	3,546	3,039	3,226	2,434	3,321	507	225

Total liabilities	$161,895	$162,940	$167,254	$167,462	$171,144	$(1,045)	$(9,249)

Equity
Common stock and paid-in capital (2)	$17,050	$17,716	$18,153	$18,350	$18,324	$(666)	$(1,274)
Preferred stock	2,324	2,324	—	—	—	—	2,324
Accumulated deficit	(2,136)	(2,726)	(3,555)	(4,278)	(4,893)	590	2,757
Accumulated other comprehensive income / (loss)	51	216	27	631	695	(165)	(644)

Total equity	17,289	17,530	14,625	14,703	14,126	(241)	3,163

Total liabilities and equity	$179,184	$180,470	$181,879	$182,165	$185,270	$(1,286)	$(6,086)

(1) Includes held-to-maturity securities.

(2) Includes Treasury stock.

3Q 2021 Preliminary Results	6

ALLY FINANCIAL INC. CONSOLIDATED AVERAGE BALANCE SHEET (1)

($ in millions)	QUARTERLY TRENDS					CHANGE VS.
Assets	3Q 21	2Q 21	1Q 21	4Q 20	3Q 20	2Q 21	3Q 20
Interest-bearing cash and cash equivalents	$13,055	$16,564	$15,363	$17,758	$20,719	$(3,509)	$(7,664)
Investment securities and other earning assets	35,193	36,462	34,694	33,107	32,059	(1,269)	3,133
Loans held-for-sale, net	464	454	570	635	472	10	(8)
Total finance receivables and loans, net (2)	112,907	110,961	115,665	117,422	117,546	1,946	(4,639)
Investment in operating leases, net	10,919	10,355	9,831	9,587	9,317	564	1,602

Total interest earning assets	172,538	174,796	176,123	178,509	180,113	(2,258)	(7,575)
Noninterest-bearing cash and cash equivalents	526	494	531	505	536	32	(10)
Other assets	9,328	8,978	8,502	8,112	8,137	350	1,191
Allowance for loan losses	(3,152)	(3,172)	(3,280)	(3,363)	(3,371)	20	218

Total assets	$179,240	$181,096	$181,876	$183,763	$185,415	$(1,856)	$(6,175)

Liabilities
Interest-bearing deposit liabilities
Retail deposit liabilities	$130,414	$128,787	$125,715	$122,166	$118,307	$1,627	$12,107
Other interest-bearing deposit liabilities (3)	8,670	10,446	11,851	13,327	14,500	(1,776)	(5,830)

Total Interest-bearing deposit liabilities	139,084	139,233	137,566	135,493	132,807	(149)	6,277
Short-term borrowings	—	—	814	2,350	3,343	—	(3,343)
Long-term debt (4)	15,487	18,411	21,173	24,103	28,512	(2,924)	(13,025)

Total interest-bearing liabilities (4)	154,571	157,644	159,553	161,946	164,662	(3,073)	(10,093)
Noninterest-bearing deposit liabilities	160	149	152	149	157	11	3
Other liabilities	6,852	6,802	7,038	6,819	6,472	50	380

Total liabilities	$161,583	$164,595	$166,743	$168,914	$171,291	$(3,012)	$(9,708)

Equity
Total equity	$17,657	$16,501	$15,133	$14,849	$14,124	$1,156	$3,533

Total liabilities and equity	$179,240	$181,096	$181,876	$183,763	$185,415	$(1,856)	$(6,175)

(1)	Average balances are calculated using an average daily balance methodology.
(2)	Nonperforming finance receivables and loans are included in the average balances net of unearned income, unamortized premiums and discounts, and deferred fees and costs.
(3)	Includes brokered and other deposits (inclusive of sweep deposits and other deposits).
(4)	Includes average Core OID balance of $905 million in 3Q 2021, $989 million in 2Q 2021, $1,023 million in 1Q 2021, $1,032 million in 4Q 2020, and $1,041 million in 3Q 2020.

3Q 2021 Preliminary Results	7

ALLY FINANCIAL INC.
SEGMENT HIGHLIGHTS

($ in millions)	QUARTERLY TRENDS					CHANGE VS.

Pre-tax Income / (Loss)	3Q 21	2Q 21	1Q 21	4Q 20	3Q 20	2Q 21	3Q 20

Automotive Finance	$825	$917	$803	$563	$566	$(92)	$259

Insurance	24	87	141	183	78	(63)	(54)

Dealer Financial Services	849	1,004	944	746	644	(155)	205

Corporate Finance	61	95	53	64	60	(34)	1

Mortgage Finance	6	—	23	7	26	6	(20)

Corporate and Other (1)	(9)	(57)	(13)	39	(98)	48	89

Pre-tax income from continuing operations	$907	$1,042	$1,007	$856	$632	$(135)	$275

Core OID (2)	9	9	10	9	9	—	—

Change in the fair value of equity securities (3)	65	(19)	(17)	(111)	(13)	84	78

Repositioning (4)	52	70	—	—	—	(18)	52

Core pre-tax income (4)	$1,032	$1,102	$1,000	$754	$628	$(69)	$405

(1) Corporate and Other includes the impact of centralized asset and liability management, corporate overhead allocation activities, the legacy mortgage portfolio, Ally Invest activity, and Ally Lending activity.

(2) Core OID for all periods shown are applied to the pre-tax income of the Corporate and Other segment.

(3) See page 25 for methodology and detail.

(4) Represents a non-GAAP measure. See page 25 for methodology and detail.

3Q 2021 Preliminary Results	8

ALLY FINANCIAL INC.
AUTOMOTIVE FINANCE - CONDENSED FINANCIAL STATEMENTS

($ in millions)	QUARTERLY TRENDS					CHANGE VS.
Income Statement	3Q 21	2Q 21	1Q 21	4Q 20	3Q 20	2Q 21	3Q 20

Net financing revenue

Consumer	$1,320	$1,288	$1,251	$1,261	$1,253	$32	$67

Commercial	112	125	161	163	153	(13)	(41)

Operating leases	393	384	370	365	360	9	33

Other interest income	—	—	—	1	1	—	(1)

Total financing revenue and other interest income	1,825	1,797	1,782	1,790	1,767	28	58

Interest expense	357	382	413	461	490	(25)	(133)

Depreciation expense on operating lease assets:

Depreciation expense on operating lease assets (ex. remarketing)	226	210	226	242	245	16	(19)

Remarketing gains	86	128	64	66	70	(42)	16

Total depreciation expense on operating lease assets	139	82	163	176	175	57	(36)

Net financing revenue	1,329	1,333	1,206	1,153	1,102	(4)	227

Other revenue

Total other revenue	61	61	62	56	61	—	—

Total net revenue	1,390	1,394	1,268	1,209	1,163	(4)	227

Provision for credit losses	53	(23)	(22)	86	128	76	(75)

Noninterest expense

Compensation and benefits	136	144	145	134	134	(8)	2

Other operating expenses	376	356	342	426	335	20	41

Total noninterest expense	512	500	487	560	469	12	43

Pre-tax Income	$825	$917	$803	$563	$566	$(92)	$259

Memo: Net lease revenue

Operating lease revenue	$393	$384	$370	$365	$360	$9	$33

Depreciation expense on operating lease assets (ex. remarketing)	226	210	226	242	245	16	(19)

Remarketing gains (losses), net of repo valuation	86	128	64	66	70	(42)	16

Total depreciation expense on operating lease assets	139	82	163	176	175	57	(36)

Net lease revenue	$254	$302	$207	$189	$185	$(48)	$69

Balance Sheet (Period-End)

Cash, trading and investment securities	$23	$23	$23	$23	$23	$—	$—

Consumer loans	77,683	75,827	73,826	73,443	73,484	1,856	4,199

Commercial loans	12,587	15,219	19,208	23,141	21,854	(2,632)	(9,267)

Allowance for loan losses	(2,851)	(2,848)	(2,867)	(2,986)	(3,092)	(3)	241

Total finance receivables and loans, net	87,419	88,198	90,167	93,598	92,246	(779)	(4,827)

Investment in operating leases, net	10,969	10,715	9,944	9,639	9,454	254	1,515

Other assets	1,206	1,226	1,432	1,534	1,643	(20)	(437)

Total assets	$99,617	$100,162	$101,566	$104,794	$103,366	$(545)	$(3,749)

3Q 2021 Preliminary Results	9

ALLY FINANCIAL INC. AUTOMOTIVE FINANCE - KEY STATISTICS

	QUARTERLY TRENDS					CHANGE VS.
	3Q 21	2Q 21	1Q 21	4Q 20	3Q 20	2Q 21	3Q 20
U.S. Consumer Originations (1) ($ in billions)
Retail standard - new vehicle GM	$0.9	$1.2	$1.0	$1.1	$1.0	$(0.3)	$(0.1)
Retail standard - new vehicle Stellantis	1.1	1.2	1.0	1.0	1.0	(0.1)	0.1
Retail standard - new vehicle Growth	1.2	1.5	1.1	1.1	1.0	(0.3)	0.1
Used vehicle	7.8	7.3	5.7	4.7	5.4	0.5	2.4
Lease	1.3	1.8	1.4	1.2	1.4	(0.6)	(0.1)
Retail subvented	0.1	0.0	0.0	0.0	0.0	0.0	0.0

Total originations	$12.3	$12.9	$10.2	$9.1	$9.8	$(0.7)	$2.5

U.S. Consumer Originations - FICO Score
Super Prime (740+)	$2.6	$2.8	$2.2	$2.1	$2.3	$(0.2)	$0.2
Prime (660-739)	4.9	5.1	4.2	3.7	3.9	(0.2)	1.0
Prime/Near (620-659)	3.0	3.1	2.3	2.0	2.0	(0.1)	1.0
Non Prime (540-619)	1.0	1.0	0.8	0.6	0.8	—	0.2
Sub Prime (0-539)	0.1	0.1	0.1	0.1	0.2	0.0	0.0
No FICO (Primarily CSG) [2]	0.7	0.7	0.6	0.6	0.5	(0.1)	0.1

Total originations	$12.3	$12.9	$10.2	$9.1	$9.8	$(0.7)	$2.5

U.S. Consumer Retail Originations - Average FICO
New vehicle	694	691	693	698	699	4	(5)
Used vehicle	679	678	681	684	681	1	(2)
Total retail originations	683	682	685	690	687	1	(4)

U.S. Market
New light vehicle sales (SAAR - units in millions)	13.3	16.9	16.8	16.2	15.4	(3.6)	(2.1)
New light vehicle sales (quarterly - units in millions)	3.4	4.4	3.9	4.2	3.9	(1.0)	(0.5)

Dealer Engagement
Total Active Dealers[3]	20,353	19,650	18,986	18,716	18,658	703	1,695
Total Application Volume (000s)	3,257	3,527	3,284	2,804	3,240	(270)	17

Ally U.S. Commercial Outstandings EOP ($ in billions)
Floorplan outstandings	$7.6	$10.0	$13.5	$17.3	$16.0	$(2.4)	$(8.4)
Dealer loans and other	5.0	5.2	5.7	5.9	5.8	(0.3)	(0.9)

Total Commercial outstandings	$12.6	$15.2	$19.2	$23.1	$21.9	$(2.6)	$(9.3)

U.S. Off-Lease Remarketing
Off-lease vehicles terminated - on-balance sheet (# in units)	34,475	34,768	30,488	30,480	28,917	(293)	5,558
Average gain per vehicle	$2,495	$3,684	$2,114	$2,150	$2,437	$(1,189)	$57
Total gain / (loss) ($ in millions)	$86	$128	$64	$66	$70	$(42)	$16

(1) Some standard rate loan originations contain manufacturer sponsored cash back rebate incentives. Some lease originations contain rate subvention. While Ally may jointly develop marketing programs for these originations, Ally does not have exclusive rights to such originations under operating agreements with manufacturers.

(2) Commercial Services Group (CSG) are business customers. Average annualized credit losses of 40-45 bps on CSG loans from 2016 through 3Q21 (3) Active Dealers include those who utilize one or more of Ally’s products including consumer and commercial lending, SmartAuction or Commercial Services Group

3Q 2021 Preliminary Results	10

ALLY FINANCIAL INC.
INSURANCE - CONDENSED FINANCIAL STATEMENTS AND KEY STATISTICS

($ in millions)	QUARTERLY TRENDS					CHANGE VS.
Income Statement (GAAP View)	3Q 21	2Q 21	1Q 21	4Q 20	3Q 20	2Q 21	3Q 20
Net financing revenue
Total interest and fees on finance receivables and loans(1)	$3	$3	$4	$1	$—	$—	$3
Interest and dividends on investment securities	25	26	25	26	25	(1)	—
Interest bearing cash	1	—	—	1	4	1	(3)

Total financing revenue and other interest revenue	29	29	29	28	29	—	—
Interest expense	15	14	14	20	21	1	(6)

Net financing revenue	14	15	15	8	8	(1)	6
Other revenue
Insurance premiums and service revenue earned	279	278	280	287	276	1	3
Other gain / (loss) on investments, net	1	61	98	131	59	(60)	(58)
Other income, net of losses	3	5	1	3	3	(2)	—

Total other revenue	283	344	379	421	338	(61)	(55)

Total net revenue	297	359	394	429	346	(62)	(49)
Noninterest expense
Compensation and benefits expense	23	24	22	20	21	(1)	2
Insurance losses and loss adjustment expenses	69	74	63	62	85	(5)	(16)
Other operating expenses	181	174	168	164	162	7	19

Total noninterest expense	273	272	253	246	268	1	5

Pre-tax Income	$24	$87	$141	$183	$78	$(63)	$(54)

Memo: Income Statement (Managerial View)
Insurance premiums and other income
Insurance premiums and service revenue earned	$279	$278	$280	$287	$276	$1	$3
Investment income (adjusted) (2)	80	56	102	28	54	24	26
Other income	3	5	1	3	3	(2)	—

Total insurance premiums and other income	362	339	383	318	333	23	29
Expense
Insurance losses and loss adjustment expenses	69	74	63	62	85	(5)	(16)
Acquisition and underwriting expenses
Compensation and benefit expense	23	24	22	20	21	(1)	2
Insurance commission expense	142	138	136	133	130	4	12
Other expense	39	36	32	31	32	3	7

Total acquistion and underwriting expense	204	198	190	184	183	6	21

Total expense	273	272	253	246	268	1	5

Core pre-tax income (2)	89	67	130	72	65	22	24
Change in the fair value of equity securities (2)	(65)	20	11	111	13	(85)	(78)

Income before income tax expense	$24	$87	$141	$183	$78	$(63)	$(54)

Balance Sheet (Period-End)
Cash and investment securities	$5,503	$5,738	$5,706	$5,421	$6,006	$(235)	$(503)
Intercompany loans(1)	898	697	591	830	—	201	898
Premiums receivable and other insurance assets	2,761	2,782	2,738	2,693	2,674	(21)	87
Other assets	192	177	186	193	264	15	(72)

Total assets	$9,354	$9,394	$9,221	$9,137	$8,944	$(40)	$410

Key Statistics
Total written premiums and revenue (3)	$295	$301	$333	$312	$333	$(6)	$(38)
Loss ratio (4)	24.4%	26.3%	22.4%	21.6%	30.3%
Underwriting expense ratio (5)	72.0%	70.4%	67.1%	63.5%	65.8%

Combined ratio	96.4%	96.7%	89.5%	85.1%	96.1%

(1) Intercompany activity represents excess liquidity placed with corporate segment

(2) Represents a non-GAAP financial measure. See page 25 for methodology and detail.

(3) Written premiums are net of ceded premium for reinsurance.

(4) Loss Ratio is calculated as Insurance losses and loss adjustment expenses divided by Insurance premiums and service revenue earned and Other Income, net of losses.

(5) Underwriting Expense Ratio is calculated as Compensation and benefits expense and Other operating expenses divided by Insurance premiums and service revenue earned and Other Income, net of losses.

3Q 2021 Preliminary Results	11

ALLY FINANCIAL INC.
MORTGAGE FINANCE - CONDENSED FINANCIAL STATEMENTS

($ in millions)	QUARTERLY TRENDS					CHANGE VS.

Income Statement	3Q 21	2Q 21	1Q 21	4Q 20	3Q 20	2Q 21	3Q 20

Net financing revenue

Total financing revenue and other interest income	$106	$89	$93	$101	$121	$17	$(15)

Interest expense	70	66	70	81	91	4	(21)

Net financing revenue	36	23	23	20	30	13	6

Gain on mortgage loans, net	18	19	36	33	34	(1)	(16)

Other income, net of losses	1	3	4	4	2	(2)	(1)

Total other revenue	19	22	40	37	36	(3)	(17)

Total net revenue	55	45	63	57	66	10	(11)

Provision for loan losses	2	—	(4)	3	—	2	2

Noninterest expense

Compensation and benefits expense	5	5	6	5	6	—	(1)

Other operating expense	42	40	38	42	34	2	8

Total noninterest expense	47	45	44	47	40	2	7

Pre-tax Income	$6	$—	$23	$7	$26	$6	$(20)

Balance Sheet (Period-End)

Finance receivables and loans, net:

Consumer loans	$16,059	$13,629	$12,445	$14,632	$15,168	$2,430	$891

Allowance for loan losses	(17)	(15)	(16)	(21)	(20)	(2)	3

Total finance receivables and loans, net	16,042	13,614	12,429	14,611	15,148	2,428	894

Other assets	286	251	494	278	355	35	(69)

Total assets	$16,328	$13,865	$12,923	$14,889	$15,503	$2,463	$825

3Q 2021 Preliminary Results	12

ALLY FINANCIAL INC.
CORPORATE FINANCE - CONDENSED FINANCIAL STATEMENTS

($ in millions)	QUARTERLY TRENDS					CHANGE VS.
Income Statement	3Q 21	2Q 21	1Q 21	4Q 20	3Q 20	2Q 21	3Q 20

Net financing revenue

Total financing revenue and other interest income	$86	$86	$80	$89	$84	$—	$2

Interest expense	9	9	9	10	9	—	—

Net financing revenue	77	77	71	79	75	—	2

Total other revenue	16	33	26	17	9	(17)	7

Total net revenue	93	110	97	96	84	(17)	9

Provision for loan losses	5	(13)	13	9	1	18	4

Noninterest expense

Compensation and benefits expense	15	17	20	14	13	(2)	2

Other operating expense	12	11	11	9	10	1	2

Total noninterest expense	27	28	31	23	23	(1)	4

Pre-tax Income	$61	$95	$53	$64	$60	$(34)	$1

Change in the fair value of equity securities (1)	(1)	1	(5)	(1)	(1)	(2)	0

Core pre-tax income (2)	$60	$96	$48	$63	$59	$(36)	$1

Balance Sheet (Period-End)

Equity securities	$14	$12	$14	$7	$6	$2	$8

Loans held for sale	215	184	229	205	207	31	8

Commercial loans	6,609	6,157	6,285	6,006	5,883	452	726

Allowance for loan losses	(183)	(178)	(187)	(189)	(180)	(5)	(3)

Total finance receivables and loans, net	6,426	5,979	6,098	5,817	5,703	447	723

Other assets	74	71	80	79	79	3	(5)

Total assets	$6,729	$6,246	$6,421	$6,108	$5,995	$483	$734

(1) See page 25 for methodology and detail.

(2) Represents a non-GAAP financial measure. See page 25 for methodology and detail.

3Q 2021 Preliminary Results	13

ALLY FINANCIAL INC. CORPORATE AND OTHER - CONDENSED FINANCIAL STATEMENTS

($ in millions)	QUARTERLY TRENDS						CHANGE VS.

Income Statement	3Q 21	2Q 21	1Q 21	4Q 20	3Q 20		2Q 21	3Q 20

Net financing revenue

Total financing revenue and other interest income	$131	$126	$108	$115		$144	$5	$(13)

Interest expense	(7)	27	51	72		159	(34)	(166)

Net financing revenue / (loss)	138	99	57	43		(15)	39	153

Other revenue

Loss on extinguishment of debt	(52)	(73)	(1)	(52)		(49)	21	(3)

Other gain on investments, net	22	5	20	1		5	17	17

Gain/(loss) on mortgage and automotive loans, net	—	—	—	42		(1)	—	1

Other income, net of losses (1)	42	146	39	156		85	(104)	(43)

Total other revenue	12	78	58	147		40	(66)	(28)

Total net revenue	150	177	115	190		25	(27)	125

Provision for loan losses	16	4	—	4		18	12	(2)

Noninterest expense

Compensation and benefits expense	210	256	202	167		168	(46)	42

Other operating expense (2)	(67)	(26)	(74)	(20)		(63)	(41)	(4)

Total noninterest expense	143	230	128	147		105	(87)	38

Pre-tax (loss) income	$(9)	$(57)	$(13)	$39		$(98)	$48	$89

Change in the fair value of equity securities (3)	1	(1)	—	—		—	1	1

Core OID (4)	9	9	10	9		9	—	—

Repositioning (3)	52	70	—	—		—	(18)	52

Core pre-tax income / (loss) (4)	$52	$21	$(3)	$48		$(89)	$31	$141

Balance Sheet (Period-End)

Cash, trading and investment securities	$40,692	$44,204	$45,746	$42,324		$45,775	$(3,512)	$(5,083)

Loans held-for-sale	139	128	117	110		78	11	61

Consumer loans	1,310	1,193	1,120	1,127		1,508	117	(198)

Commercial loans	223	192	192	185		131	31	92

Intercompany loans(5)	(898)	(697)	(591)	(830)		—	(201)	(898)

Allowance for loan losses	(97)	(85)	(82)	(87)		(87)	(12)	(10)

Total finance receivables and loans, net	538	603	639	395		1,552	(65)	(1,014)

Other assets	5,787	5,868	5,246	4,408		4,057	(81)	1,730

Total assets	$47,156	$50,803	$51,748	$47,237		$51,462	$(3,647)	$(4,306)

Core OID Amortization Schedule (4)	2021	2022	2023	2024	2025 & After

Remaining Core OID amortization expense (6)	$10	$42	$49	$57	Avg = $	105/yr

(1) Includes the impact of centralized asset and liability management, the legacy mortgage portfolio, Ally Invest activity, and Ally Lending activity.

(2) Other operating expenses includes corporate overhead allocated to the other business segments. Amounts of corporate overhead allocated were $290 million for 3Q21, $268 million for 2Q21, $257 million for 1Q21, $254 million for 4Q20 and $234 million for 3Q20. The receiving business segment records the allocation of corporate overhead expense within other operating expenses.

(3) See page 25 for methodology and detail.

(4) Represents a non-GAAP financial measure. See page 25 for methodology and detail.

(5) Intercompany loan related to activity between Insurance and Corporate for liquidity purposes.

(6) Forecast values reflect the completion of a two-part exercise to retire a total of $2.4B trust preferred securities. The second redemption closed in early July. The amortization schedule reflects the execution of both redemptions.

3Q 2021 Preliminary Results	14

ALLY FINANCIAL INC. CREDIT RELATED INFORMATION

$ in millions	QUARTERLY TRENDS					CHANGE VS.

Asset Quality - Consolidated (1)	3Q 21	2Q 21	1Q 21	4Q 20	3Q 20	2Q 21	3Q 20

Ending loan balance	$114,463	$112,209	$113,068	$118,526	$118,020	$2,254	$(3,557)

30+ Accruing DPD	$1,591	$1,291	$1,122	$1,914	$1,840	$300	$(249)

30+ Accruing DPD %	1.39%	1.15%	0.99%	1.61%	1.56%

60+ Accruing DPD	$308	$247	$244	$438	$366	$61	$(58)

60+ Accruing DPD %	0.27%	0.22%	0.22%	0.37%	0.31%

Non-performing loans (NPLs)	$1,285	$1,283	$1,439	$1,522	$1,493	$2	$(208)

Net charge-offs (NCOs)	$54	$(6)	$118	$198	$122	$60	$(68)

Net charge-off rate (2)	0.19%	(0.02)%	0.41%	0.67%	0.41%

Provision for loan losses	$76	$(32)	$(13)	$102	$147	$108	$(71)

Allowance for loan losses (ALLL)	$3,148	$3,126	$3,152	$3,283	$3,379	$21	$(231)

ALLL as % of Loans (3) (4)	2.75%	2.79%	2.79%	2.78%	2.87%

ALLL as % of NPLs (3)	245%	244%	219%	216%	226%

ALLL as % of NCOs (3)	1448%	n/m	667%	414%	691%

US Auto Delinquencies - HFI Retail Contract $‘s

30+ Delinquent contract $	$1,427	$1,218	$1,059	$1,834	$1,658	$209	$(231)
% of retail contract $ outstanding	1.83%	1.60%	1.43%	2.49%	2.25%
60+ Delinquent contract $	$298	$241	$233	$428	$350
% of retail contract $ outstanding	0.38%	0.32%	0.32%	0.58%	0.47%

U.S. Auto Annualized Net Charge-Offs - HFI Retail Contract $‘s

Net charge-offs	$51	$(5)	$97	$186	$117	$57	$(65)
% of avg. HFI assets (2)	0.27%	(0.03)%	0.53%	1.01%	0.64%

U.S. Auto Annualized Net Charge-Offs - HFI Commercial Contract $‘s

Net charge-offs	$—	$—	$—	$7	$4	$—	$(4)
% of avg. HFI assets (2)	(0.01)%	— %	— %	0.12%	0.07%

(1) Loans within this table are classified as held-for-investment recorded at amortized cost as these loans are included in our allowance for loan losses.

(2) Net charge-off ratios are calculated as annualized net charge-offs divided by average outstanding finance recievables and loans excluding loans measured at fair value, conditional repurchase loans and loans held-for-sale during the year for each loan category.

(3) ALLL coverage ratios are based on the allowance for loan losses related to loans held-for-investment excluding those loans held at fair value as a percentage of the unpaid principal balance, net of premiums and discounts.

(4) Excludes $78 million of fair value adjustment for loans in hedge accounting relationships in 3Q21, $124 million in 2Q21, $173 million in 1Q21, $225 million in 4Q20 and $277 million in 3Q20.

3Q 2021 Preliminary Results	15

ALLY FINANCIAL INC. CREDIT RELATED INFORMATION, CONTINUED

($ in millions)
Automotive Finance (1)	QUARTERLY TRENDS					CHANGE VS.
Consumer	3Q 21	2Q 21	1Q 21	4Q 20	3Q 20	2Q 21	3Q 20

Allowance for loan losses	$2,810	$2,802	$2,809	$2,902	$2,982	$8	$(172)

Total consumer loans (2)	$77,761	$75,951	$73,998	$73,668	$73,761	$1,810	$4,000

Coverage ratio (3)	3.62%	3.70%	3.80%	3.95%	4.06%

Commercial

Allowance for loan losses	$41	$46	$58	$84	$110	$(5)	$(69)

Total commercial loans	$12,587	$15,219	$19,208	$23,141	$21,854	$(2,632)	$(9,267)

Coverage ratio	0.32%	0.30%	0.30%	0.36%	0.51%

Mortgage (1)

Consumer

Mortgage Finance

Allowance for loan losses	$17	$15	$16	$21	$20	$2	$(3)

Total consumer loans	$16,059	$13,629	$12,445	$14,632	$15,168	$2,430	$891

Coverage ratio	0.11%	0.11%	0.13%	0.15%	0.13%

Mortgage - Legacy

Allowance for loan losses	$8	$9	$10	$12	$19	$(1)	$(11)

Total consumer loans	$396	$429	$458	$495	$904	$(33)	$(508)

Coverage ratio	2.04%	2.16%	2.19%	2.40%	2.09%

Total Mortgage

Allowance for loan losses	$25	$24	$26	$33	$39	$1	$(14)

Total consumer loans	$16,455	$14,058	$12,903	$15,127	$16,072	$2,397	$383

Coverage ratio	0.15%	0.18%	0.20%	0.22%	0.24%

Consumer Other (1)(4)

Allowance for loan losses	$86	$72	$69	$73	$67	$14	$19

Total consumer loans	$828	$632	$482	$399	$319	$196	$509

Coverage ratio	10.34%	11.39%	14.33%	18.38%	20.93%

Corporate Finance (1)

Allowance for loan losses	$183	$178	$187	$189	$180	$5	$3

Total commercial loans	$6,609	$6,157	$6,285	$6,006	$5,883	$452	$726

Coverage ratio	2.78%	2.90%	2.98%	3.14%	3.05%

Corporate and Other (1)

Allowance for loan losses	$3	$4	$3	$2	$1	$(1)	$2

Total commercial loans	$223	$192	$192	$185	$131	$31	$92

Coverage ratio	1.36%	1.36%	1.36%	1.36%	1.13%

(1) ALLL coverage ratios are based on the domestic allowance as a percentage of finance receivables and loans reported at their gross carrying value, which includes the principal amount outstanding, net of unearned income, unamortized deferred fees reduced by costs on originated loans, unamortized premiums and discounts on purchased loans, unamortized basis adjustments arising from the designation of finance receivables and loans as the hedged item in qualifying fair value hedge relationships, and cumulative principal charge-offs. Excludes loans held at fair value.

(2) Includes $78 million of fair value adjustment for loans in hedge accounting relationships in 3Q21, $124 million in 2Q21, $173 million in 1Q21, $225 million in 4Q20 and $277 million in 3Q20.

(3) Excludes $78 million of fair value adjustment for loans in hedge accounting relationships in 3Q21, $124 million in 2Q21, $173 million in 1Q21, $225 million in 4Q20 and $277 million in 3Q20.

(4) Represents Health Credit Services (HCS) which Ally acquired in 4Q19 (now Ally Lending).

3Q 2021 Preliminary Results	16

ALLY FINANCIAL INC.
CAPITAL

($ in billions)	QUARTERLY TRENDS					CHANGE VS.

Capital	3Q 21	2Q 21	1Q 21	4Q 20	3Q 20	2Q 21	3Q 20

Risk-weighted assets	$140.0	$138.8	$138.8	$139.8	$137.6	$1.3	$2.4

Common Equity Tier 1 (CET1) capital ratio	11.2%	11.3%	11.1%	10.6%	10.4%

Tier 1 capital ratio	12.8%	13.1%	12.8%	12.4%	12.1%

Total capital ratio	14.6%	14.8%	14.6%	14.1%	14.1%

Tangible common equity / Tangible assets (1)(2)	8.2%	8.2%	7.8%	7.9%	7.4%

Tangible common equity / Risk-weighted assets (1)	10.4%	10.7%	10.3%	10.2%	10.0%

Shareholders’ equity	$17.3	$17.5	$14.6	$14.7	$14.1	$(0.2)	$3.2

add: CECL phase-in adjustment	1.2	1.1	1.2	1.2	1.2	0.1	—

less: Certain AOCI items and other adjustments	(0.5)	(0.6)	(0.4)	(1.0)	(1.1)	0.1	0.6

Preferred equity	(2.3)	(2.3)	—	—	—	—	(2.3)

Common Equity Tier 1 capital	$15.7	$15.7	$15.4	$14.9	$14.3	$—	$1.4

Common Equity Tier 1 capital	$15.7	$15.7	$15.4	$14.9	$14.3	$—	$1.4

add: Preferred equity	2.3	2.3	—	—	—	—	2.3

Trust preferred securities	—	0.2	2.5	2.5	2.5	(0.2)	(2.5)

less: Other adjustments	(0.1)	(0.1)	(0.1)	(0.1)	(0.1)	—	—

Tier 1 capital	$17.9	$18.2	$17.8	$17.3	$16.7	$(0.3)	$1.2

Tier 1 capital	$17.9	$18.2	$17.8	$17.3	$16.7	$(0.3)	$1.2

add: Qualifying subordinated debt	0.8	0.8	0.8	0.8	1.0	—	(0.2)

Allowance for loan and lease losses includible in Tier 2 capital and other adjustments	1.6	1.6	1.6	1.7	1.6	—	—

Total capital	$20.4	$20.6	$20.2	$19.8	$19.3	$(0.2)	$1.1

Total shareholders’ equity	$17.3	$17.5	$14.6	$14.7	$14.1	$(0.2)	$3.2

less: Preferred equity	(2.3)	(2.3)	—	—	—	—	(2.3)

Goodwill and intangible assets, net of deferred tax liabilities	(0.4)	(0.4)	(0.4)	(0.4)	(0.4)	—	—

Tangible common equity (1)	$14.6	$14.8	$14.2	$14.3	$13.7	$(0.2)	$0.9

Total assets	$179.2	$180.5	$181.9	$182.2	$185.3	$(1.3)	$(6.1)

less: Goodwill and intangible assets, net of deferred tax liabilities	(0.4)	(0.4)	(0.4)	(0.4)	(0.4)	—	—

Tangible assets (2)	$178.8	$180.1	$181.5	$181.8	$184.9	$(1.3)	$(6.1)

Note: Numbers may not foot due to rounding

(1) Represents a non-GAAP financial measure. See page 25 for methodology and detail.

(2) Represents a non-GAAP financial measure. Ally defines tangible assets as total assets less goodwill and intangible assets, net of deferred tax liabilities.

For more details on the final rules to address the impact of CECL on regulatory capital by allowing BHCs and banks, including Ally, to delay and subsequently phase-in its impact, see page 25.

3Q 2021 Preliminary Results	17

ALLY FINANCIAL INC.
LIQUIDITY AND DEPOSITS

	QUARTERLY TRENDS					CHANGE VS.
Consolidated Available Liquidity ($ in billions)	3Q 21	2Q 21	1Q 21	4Q 20	3Q 20	2Q 21	3Q 20

Liquid cash and cash equivalents (1)	$10.1	$13.0	$15.2	$14.9	$19.3	$(2.8)	$(9.2)

Highly liquid securities (2)	26.7	28.4	28.0	24.8	23.5	(1.7)	3.1

Current committed unused capacity	0.1	0.2	0.4	0.6	1.4	(0.1)	(1.3)

Total current available liquidity	$36.9	$41.6	$43.6	$40.3	$44.2	$(4.7)	$(7.3)

Unsecured Long-Term Debt Maturity Profile	2021	2022	2023	2024	2025	2026 & After

Consolidated remaining maturities (3)	$—	$1.1	$2.0	$1.5	$2.3	$2.5

Ally Bank Deposits

Key Deposit Statistics

Average retail CD maturity (months)	20.2	20.1	20.0	19.7	19.6	0.1	0.6

Average retail deposit rate	0.64%	0.69%	0.81%	0.97%	1.26%

End of Period Deposit Levels ($ in millions)

Retail	$131,590	$129,221	$128,371	$124,357	$120,789	$2,369	$10,801

Brokered & other	7,854	9,882	11,215	12,680	14,149	(2,028)	(6,295)

Total deposits	$139,444	$139,104	$139,585	$137,036	$134,937	$340	$4,507

Deposit Mix

Retail CD	27%	28%	30%	33%	34%

MMA/OSA/Checking	67%	65%	62%	58%	56%

Brokered	6%	7%	8%	9%	10%

(1) May include the restricted cash accumulation for retained notes maturing within the following 30 days and returned to Ally on the distribution date

(2) Includes unencumbered UST, Agency debt, Agency MBS, and highly liquid Corporates

(3) Excludes retail notes and trust preferred securities; as of 9/30/2021. Reflects notional value of outstanding bond. Excludes total GAAP OID and capitalized transaction costs.

3Q 2021 Preliminary Results	18

ALLY FINANCIAL INC.
NET INTEREST MARGIN

($ in millions)	QUARTERLY TRENDS					CHANGE VS.
Average Balance Details	3Q 21	2Q 21	1Q 21	4Q 20	3Q 20	2Q 21	3Q 20
Retail Auto Loans	$76,557	$74,662	$73,500	$73,401	$72,999	$1,895	$3,558
Auto Lease (net of dep)	10,919	10,355	9,831	9,587	9,317	564	1,602
Dealer Floorplan	8,849	10,825	15,612	16,573	15,385	(1,975)	(6,536)
Other Dealer Loans	5,038	5,507	5,729	5,844	5,880	(469)	(842)
Corporate Finance	6,735	6,383	6,338	6,203	6,188	352	546
Mortgage(1)	15,125	13,179	14,310	15,445	17,096	1,946	(1,971)
Consumer Other - Ally Lending(2)	728	537	444	366	285	191	443
Cash and Cash equivalents	13,055	16,564	15,363	17,758	20,719	(3,509)	(7,664)
Investment Securities and Other	35,532	36,784	34,996	33,331	32,244	(1,252)	3,289

Total Earning Assets	$172,538	$174,796	$176,123	$178,509	$180,113	$(2,258)	$(7,575)
Interest Revenue	2,038	2,044	1,929	1,947	1,970	(6)	68

Unsecured Debt (ex. Core OID balance) (3)(6)	$9,787	$11,737	$12,910	$12,735	$12,315	$(1,950)	$(2,528)
Secured Debt	1,675	2,618	3,793	5,289	6,154	(943)	(4,479)
Deposits (4)	139,244	139,382	137,718	135,642	132,964	(138)	6,280
Other Borrowings (5)	4,929	5,044	6,307	9,462	14,427	(115)	(9,498)

Total Funding Sources (ex. Core OID balance) (3)	$155,635	$158,781	$160,728	$163,128	$165,860	$(3,146)	$(10,225)
Interest Expense (ex. Core OID) (3)	435	488	547	635	761	(53)	(326)

Net Financing Revenue (ex. Core OID) (3)	$1,603	$1,556	$1,382	$1,312	$1,209	$47	$394

Net Interest Margin (yield details)
Retail Auto Loan	6.62%	6.70%	6.66%	6.57%	6.56%	(0.08)%	0.06%
Retail Auto Loan (excl. hedge impacts)	6.84%	6.92%	6.90%	6.83%	6.83%	(0.08)%	0.01%
Auto Lease (net of dep)	9.21%	11.67%	8.57%	7.82%	7.89%	(2.46)%	1.32%
Dealer Floorplan	3.18%	3.31%	3.17%	3.07%	3.02%	(0.12)%	0.16%
Other Dealer Loans	4.16%	4.18%	4.36%	4.11%	4.04%	(0.02)%	0.12%
Corporate Finance	5.12%	5.37%	5.14%	5.69%	5.40%	(0.25)%	(0.28)%
Mortgage	2.83%	2.80%	2.74%	2.74%	3.00%	0.03%	(0.17)%
Consumer Other - Ally Lending(2)	13.86%	14.44%	14.95%	16.68%	17.77%	(0.58)%	(3.91)%
Cash and Cash Equivalents	0.14%	0.10%	0.10%	0.10%	0.11%	0.04%	0.04%
Investment Securities and Other	1.76%	1.63%	1.55%	1.70%	2.14%	0.13%	(0.38)%

Total Earning Assets	4.68%	4.69%	4.44%	4.34%	4.35%	(0.01)%	0.33%

Unsecured Debt (ex. Core OID & Core OID balance) (3)(6)	5.19%	5.33%	5.42%	5.45%	5.74%	(0.14)%	(0.55)%
Secured Debt	4.29%	4.44%	3.35%	3.07%	2.94%	(0.15)%	1.35%
Deposits (4)	0.70%	0.77%	0.90%	1.08%	1.35%	(0.07)%	(0.65)%
Other Borrowings(5)	3.42%	2.81%	2.47%	2.18%	2.36%	0.61%	1.06%

Total Funding Sources (ex. Core OID & Core OID balance) (3)	1.11%	1.23%	1.38%	1.55%	1.82%	(0.12)%	(0.71)%

NIM (as reported)	3.66%	3.55%	3.16%	2.90%	2.65%	0.11%	1.01%
NIM (ex. Core OID & Core OID balance) (3)	3.68%	3.57%	3.18%	2.92%	2.67%	0.11%	1.01%

(1) ‘Mortgage includes held-for-investment (HFI) loans from the Mortgage Finance segment and the HFI legacy mortgage portfolio in run-off at the Corporate and Other segment.

(2) ‘Consumer Other’ consists of unsecured consumer lending from point-of-sale financing.

(3) Represents a non-GAAP financial measure. Excludes Core OID from interest expense and Core OID balance from Unsecured Debt.

(4) Includes retail, brokered, and other deposits. Other includes sweep deposits and other deposits.

(5) Includes Demand Notes (terminated on 3/1/21), FHLB Borrowings, Repurchase Agreements and other.

(6) Includes trust preferred securities.

3Q 2021 Preliminary Results	19

ALLY FINANCIAL INC. ALLY BANK CONSUMER MORTGAGE HFI PORTFOLIOS (PERIOD-END)

($ in billions)	QUARTERLY TRENDS

Mortgage Finance HFI Portfolio	3Q 21	2Q 21	1Q 21	4Q 20	3Q 20

Loan Value

Gross carry value	$16.1	$13.6	$12.4	$14.6	$15.2

Net carry value	$16.0	$13.6	$12.4	$14.6	$15.1

Estimated Pool Characteristics

% Second lien	0.0%	0.0%	0.0%	0.0%	0.0%

% Interest only	0.0%	0.0%	0.0%	0.0%	0.0%

% 30+ Day delinquent(1)(2)	1.1%	0.8%	0.8%	0.8%	1.3%

% Low/No documentation	0.1%	0.1%	0.2%	0.2%	0.2%

% Non-primary residence	4.3%	4.9%	4.9%	4.8%	4.7%

Refreshed FICO(3)	776	776	775	776	776

Wtd. Avg. LTV/CLTV (4)	57.6%	58.8%	57.5%	60.1%	60.3%

Corporate Other Legacy Mortgage HFI Portfolio Loan Value

Gross carry value	$0.4	$0.4	$0.5	$0.5	$0.9

Net carry value	$0.4	$0.4	$0.4	$0.5	$0.9

Estimated Pool Characteristics

% Second lien	15.6%	16.5%	18.0%	19.8%	12.6%

% Interest only	0.2%	0.1%	0.1%	0.1%	0.1%

% 30+ Day delinquent(1)(2)	8.1%	6.3%	7.0%	7.1%	4.7%

% Low/No documentation	23.3%	23.1%	22.5%	22.2%	24.0%

% Non-primary residence	3.6%	3.2%	3.7%	3.6%	7.1%

Refreshed FICO(3)	735	734	731	733	733

Wtd. Avg. LTV/CLTV (4)	55.6%	61.0%	62.2%	62.8%	59.2%

1)	MBA Delinquency buckets were used for First Lien products and OTS Delinquency buckets were used for all others.

2)	%30+Day Delinquency bucket excludes loans which are current but are in bankruptcy.

3)	Refreshed FICO includes the entire Bank HFI portfolio, inclusive of SBO. Previously, SBO loans had been excluded from our reporting.

4)	1st lien only. Updated home values derived using a combination of appraisals, BPOs, AVMs and MSA level house price indices.

3Q 2021 Preliminary Results	20

ALLY FINANCIAL INC. EARNINGS PER SHARE RELATED INFORMATION

($ in millions, shares in thousands)		QUARTERLY TRENDS					CHANGE VS.
Earnings Per Share Data		3Q 21	2Q 21	1Q 21	4Q 20	3Q 20	2Q 21	3Q 20
GAAP net income attributable to common shareholders		$683	$900	$796	$687	$476	$(217)	$207
Weighted-average common shares outstanding - basic		359,179	370,412	375,229	376,081	375,658	(11,233)	(16,478)
Weighted-average common shares outstanding - diluted		361,855	373,029	377,529	378,424	377,011	(11,174)	(15,156)
Issued shares outstanding (period-end)		349,599	362,639	371,805	374,674	373,857	(13,040)	(24,258)

Net income per share - basic		$1.90	$2.43	$2.12	$1.83	$1.27	$(0.53)	$0.63

Net income per share - diluted		$1.89	$2.41	$2.11	$1.82	$1.26	$(0.53)	$0.62

Adjusted Earnings per Share (“Adjusted EPS”)
Numerator
GAAP net income attributable to common shareholders		$683	$900	$796	$687	$476	$(217)	$207
Discontinued operations, net of tax		—	(1)	—	—	—	1	—
Core OID		9	9	10	9	9	(0)	—
Change in the fair value of equity securities		65	(19)	(17)	(111)	(13)	84	78
Core OID, repositioning & change in the fair value of equity securities tax (tax rate 21%)		(26)	(13)	1	21	1	(13)	(27)
Repositioning		52	70	—	—	—	(18)	52
Significant discrete tax items		—	(78)	—	—	—	78	—

Core net income attributable to common shareholders (1)		$782	$868	$790	$606	$473	$(86)	$309
Denominator
Weighted-average common shares outstanding - diluted		361,855	373,029	377,529	378,424	377,011	(11,174)	(15,156)
Adjusted EPS (3)		$2.16	$2.33	$2.09	$1.60	$1.25	$(0.17)	$0.91

Original Issue Discount Amortization Expense
Core original issue discount (Core OID) amortization expense (1)		$9	$9	$10	$9	$9	$—	$—
Other OID		3	3	3	3	3	—	—

GAAP original issue discount amortization expense		$12	$12	$12	$13	$12	$—	$—

Outstanding Original Issue Discount Balance
Core outstanding original issue discount balance (Core OID balance) (1)		$(900)	$(952)	$(1,018)	$(1,027)	$(1,037)	$51	$137
Other outstanding OID balance		(29)	(32)	(34)	(37)	(48)	3	19

GAAP outstanding original issue discount balance		$(929)	$(983)	$(1,052)	$(1,064)	$(1,084)	$54	$155

Net Financing Revenue (ex. Core OID)
GAAP net financing revenue	[A]	$1,594	$1,547	$1,372	$1,303	$1,200	$47	$394
Core OID		9	9	10	9	9	—	—

Net Financing Revenue (ex. Core OID)	[B]	$1,603	$1,556	$1,382	$1,312	$1,209	$47	$394

Adjusted Other Revenue
GAAP Other Revenue	[C]	$391	$538	$565	$678	$484	$(147)	$(93)
Repositioning		52	70	—	—	—	(18)	52
Change in the fair value of equity securities		65	(19)	(17)	(111)	(13)	84	78

Adjusted Other Revenue	[D]	$507	$588	$548	$567	$471	$(81)	$37

Adjusted Noninterest Expense
GAAP Noninterest expense	[E]	$1,002	$1,075	$943	$1,023	$905	$(73)	$97
Adjusted Noninterest Expense	[F]	$1,002	$1,075	$943	$1,023	$905	$(73)	$97

Core Pre-Provision Net Revenue (PPNR)
Pre-Provision Net Revenue (PPNR)	[A]+[C]+[E]	$983	$1,010	$994	$958	$779	$(27)	$204
Core Pre-Provision Net Revenue (PPNR) (1)	[B]+[D]+[F]	$1,108	$1,070	$987	$856	$775	$39	$334

(1) Represents a non-GAAP financial measure. See page 25 for definitions.

(2) Adjusted earnings per share (Adjusted EPS) is a non-GAAP financial measure that adjusts GAAP EPS for revenue and expense items that are typically strategic in nature or that management otherwise does not view as reflecting the operating performance of the company. Management believes Adjusted EPS can help the reader better understand the operating performance of the core businesses and their ability to generate earnings. In the numerator of Adjusted EPS, GAAP net income attributable to common shareholders is adjusted for the following items: (1) excludes discontinued operations, net of tax, as Ally is primarily a domestic company and sales of international businesses and other discontinued operations in the past have significantly impacted GAAP EPS, (2) adds back the tax-effected non-cash Core OID, (3) adjusts for tax-effected repositioning and other which are primarily related to the extinguishment of high cost legacy debt, strategic activities and significant other one-time items, (4) excludes equity fair value adjustments (net of tax) related to ASU 2016-01 which requires change in the fair value of equity securities to be recognized in current period net income as compared to periods prior to 1/1/18 in which such adjustments were recognized through other comprehensive income, a component of equity, and (5) excludes significant discrete tax items that do not relate to the operating performance of the core businesses, and adjusts for preferred stock capital actions (e.g., Series A and Series G) that have been taken by the company to normalize its capital structure, as applicable for respective periods.

3Q 2021 Preliminary Results	21

ALLY FINANCIAL INC. ADJUSTED TANGIBLE BOOK PER SHARE RELATED INFORMATION

($ in millions, shares in thousands)	QUARTERLY TRENDS					CHANGE VS.

Adjusted Tangible Book Value Per Share (“Adjusted TBVPS”) Information	3Q 21	2Q 21	1Q 21	4Q 20	3Q 20	2Q 21	3Q 20

Numerator

GAAP shareholder’s equity	$17,289	$17,530	$14,625	$14,703	$14,126	$(241)	$3,163

Preferred equity	(2,324)	(2,324)	—	—	—	—	(2,324)

GAAP common shareholder’s equity	$14,965	$15,206	$14,625	$14,703	$14,126	$(241)	$839

Goodwill and identifiable intangibles, net of DTLs	(369)	(374)	(378)	(383)	(387)	4	18

Tangible common equity (1)	14,596	14,832	14,247	14,320	13,739	(237)	857

Tax-effected Core OID balance (21% tax rate) (1)	(711)	(752)	(804)	(812)	(819)	41	108

Adjusted tangible book value (2)	$13,885	$14,081	$13,443	$13,509	$12,920	$(196)	$965

Denominator

Issued shares outstanding (period-end, thousands)	349,599	362,639	371,805	374,674	373,857	(13,040)	(24,258)

GAAP shareholder’s equity per share	$49.45	$48.34	$39.34	$39.24	$37.78	$1.11	$11.67

Preferred equity per share	(6.65)	(6.41)	—	—	—	(0.24)	(6.65)

GAAP common shareholder’s equity per share	$42.81	$41.93	$39.34	$39.24	$37.78	$0.87	$5.02

Goodwill and identifiable intangibles, net of DTLs per share	(1.06)	(1.03)	(1.02)	(1.02)	(1.03)	(0.03)	(0.02)

Tangible common equity per share (1)	41.75	40.90	38.32	38.22	36.75	0.85	5.00

Tax-effected Core OID balance (21% tax rate) per share (1)	(2.03)	(2.07)	(2.16)	(2.17)	(2.19)	0.04	0.16

Adjusted tangible book value per share (2)	$39.72	$38.83	$36.16	$36.05	$34.56	$0.89	$5.16

(1) Represents a non-GAAP financial measure. See page 25 for methodology and detail.

(2) Adjusted tangible book value per share (Adjusted TBVPS) is a non-GAAP financial measure that reflects the book value of equity attributable to shareholders even if Core OID balance were accelerated immediately through the financial statements. As a result, management believes Adjusted TBVPS provides the reader with an assessment of value that is more conservative than GAAP common shareholder’s equity per share. Adjusted TBVPS generally adjusts common equity for (1) goodwill and identifiable intangibles, net of DTLs, and (2) tax-effected Core OID balance to reduce tangible common equity in the event the corresponding discounted bonds are redeemed/tendered and (3) Series G discount which reduces tangible common equity as the company has normalized its capital structure, as applicable for respective periods.

3Q 2021 Preliminary Results	22

ALLY FINANCIAL INC. CORE ROTCE RELATED INFORMATION

($ in millions) unless noted otherwise	QUARTERLY TRENDS					CHANGE VS.

Core Return on Tangible Common Equity (“Core ROTCE”)	3Q 21	2Q 21	1Q 21	4Q 20	3Q 20	2Q 21	3Q 20

Numerator

GAAP net income attributable to common shareholders	$683	$900	$796	$687	$476	$(217)	$207

Discontinued operations, net of tax	—	(1)	—	—	—	1	—

Core OID	9	9	10	9	9	—	—

Change in the fair value of equity securities	65	(19)	(17)	(111)	(13)	84	78

Core OID, repositioning & change in the fair value of equity securities tax (tax rate 21%)	(26)	(13)	1	21	1	(13)	(27)

Repositioning	52	70	—	—	—	(18)	52

Significant discrete tax items	—	(78)	—	—	—	78	—

Core net income attributable to common shareholders (1)	$782	$868	$790	$606	$473	$(86)	$309

Denominator (average, $ millions)

GAAP shareholder’s equity	$17,410	$16,078	$14,664	$14,415	$13,976	$1,332	$3,434

Preferred equity	(2,324)	(1,162)	—	—	—	(1,162)	(2,324)

Goodwill & identifiable intangibles, net of deferred tax liabilities (“DTLs”)	(371)	(376)	(380)	(385)	(389)	5	18

Tangible common equity (1)	$14,714	$14,540	$14,284	$14,030	$13,587	$175	$1,127

Core OID balance	(926)	(985)	(1,023)	(1,032)	(1,041)	59	116

Net deferred tax asset (“DTA”)	(866)	(571)	(136)	(50)	(118)	(295)	(748)

Normalized common equity	$12,923	$12,984	$13,125	$12,947	$12,427	$(61)	$495

Core Return on Tangible Common Equity (2)	24.2%	26.7%	24.1%	18.7%	15.2%

(1) Represents a non-GAAP measure. See page 25 for methodology and detail.

(2) Core return on tangible common equity (Core ROTCE) is a non-GAAP financial measure that management believes is helpful for readers to better understand the ongoing ability of the company to generate returns on its equity base that supports core operations. For purposes of this calculation, tangible common equity is adjusted for Core OID balance and net DTA. Ally’s Core net income attributable to common shareholders for purposes of calculating Core ROTCE is based on the actual effective tax rate for the period adjusted for significant discrete tax items including tax reserve releases, which aligns with the methodology used in calculating adjusted earnings per share.

1. In the numerator of Core ROTCE, GAAP net income attributable to common shareholders is adjusted for discontinued operations net of tax, repositioning and other which is primarily related to the extinguishment of high cost legacy debt, strategic activities and significant onetime items, tax-effected Core OID, fair value adjustments (net of tax) related to ASU 2016-01, effective 1/1/2018, which requires change in the fair value of equity securities to be recognized in current period net income as compared to prior periods in which such adjustments were recognized through other comprehensive income, a component of equity, significant discrete tax items, and preferred stock capital actions, as applicable for respective periods..

2. In the denominator, GAAP shareholder’s equity is adjusted for goodwill and identifiable intangibles net of DTL, Core OID balance, and net DTA.

3Q 2021 Preliminary Results	23

ALLY FINANCIAL INC. ADJUSTED EFFICIENCY RATIO RELATED INFORMATION

($ in millions)	QUARTERLY TREND					CHANGE VS.

Adjusted Efficiency Ratio Calculation	3Q 21	2Q 21	1Q 21	4Q 20	3Q 20	2Q 21	3Q 20

Numerator

GAAP Noninterest expense	$1,002	$1,075	$943	$1,023	$905	$(73)	$97

Rep and warrant expense	—	—	—	0	—	—	—

Insurance expense	(273)	(272)	(253)	(246)	(268)	(1)	(5)

Adjusted noninterest expense for the efficiency ratio	$729	$803	$690	$777	$637	$(74)	$92

Denominator
Total net revenue	$1,985	$2,085	$1,937	$1,981	$1,684	$(100)	$301

Core OID	9	9	10	9	9	—	—

Insurance revenue	(297)	(359)	(394)	(429)	(346)	62	49

Repositioning	52	70	—	—	—	(18)	52

Adjusted net revenue for the efficiency ratio	$1,749	$1,805	$1,553	$1,561	$1,347	$(56)	$402

Adjusted Efficiency Ratio (1)	41.7%	44.5%	44.4%	49.8%	47.3%

(1) Adjusted efficiency ratio is a non-GAAP financial measure that management believes is helpful to readers in comparing the efficiency of its core banking and lending businesses with those of its peers. In the numerator of Adjusted efficiency ratio, total noninterest expense is adjusted for Insurance segment expense, Rep and warrant expense, and repositioning and other which is primarily related to the extinguishment of high cost legacy debt, strategic activities and significant one-time items, as applicable for respective periods. In the denominator, total net revenue is adjusted for Insurance segment revenue and Core OID. See page 11 for the combined ratio for the Insurance segment which management uses as a primary measure of underwriting profitability for the Insurance business.

3Q 2021 Preliminary Results	24

ALLY FINANCIAL INC.

The following are non-GAAP financial measures which Ally believes are important to the reader of the Consolidated Financial Statements, but which are supplemental to, and not a substitute for, GAAP measures: Adjusted Earnings per Share (Adjusted EPS), Core pre tax income, Core net income attributable to common shareholders, Core return on tangible common equity (Core ROTCE), Adjusted efficiency ratio, Adjusted total net revenue, Adjusted other revenue, Adjusted noninterest expense, Core original issue discount (Core OID) amortization expense and Core outstanding original issue discount balance (Core OID balance), Net financing revenue (excluding Core OID), and Adjusted tangible book value per share (Adjusted TBVPS). These measures are used by management and we believe are useful to investors in assessing the company’s operating performance and capital. For calculation methodology, refer to the Reconciliation to GAAP later in this document.

1) Core pre-tax income is a non-GAAP financial measure that adjusts pre-tax income from continuing operations by excluding (1) Core OID, and (2) equity fair value adjustments related to ASU 2016-01 which requires change in the fair value of equity securities to be recognized in current period net income as compared to periods prior to 1/1/18 in which such adjustments were recognized through other comprehensive income, a component of equity (change in fair value of equity securities impacts the Insurance and Corporate Finance segments), and (3) Repositioning and other which are primarily related to the extinguishment of high cost legacy debt, strategic activities and significant other one-time items, as applicable for respective periods or businesses. Management believes core pre-tax income can help the reader better understand the operating performance of the core businesses and their ability to generate earnings. See page 5 for calculation methodology and details.

2) Core net income attributable to common shareholders is a non-GAAP financial measure that serves as the numerator in the calculations of Adjusted EPS and Core ROTCE and that, like those measures, is believed by management to help the reader better understand the operating performance of the core businesses and their ability to generate earnings. Core net income attributable to common shareholders adjusts GAAP net income attributable to common shareholders for discontinued operations net of tax, tax-effected Core OID expense, tax-effected repositioning and other primarily related to the extinguishment of high-cost legacy debt and strategic activities and significant other, preferred stock capital actions, significant discrete tax items and tax-effected changes in equity investments measured at fair value, as applicable for respective periods. See page 21 calculation methodology and details.

3) Tangible Common Equity is a non-GAAP financial measure that is defined as common stockholders’ equity less goodwill and identifiable intangible assets, net of deferred tax liabilities. Ally considers various measures when evaluating capital adequacy, including tangible common equity. Ally believes that tangible common equity is important because we believe readers may assess our capital adequacy using this measure. Additionally, presentation of this measure allows readers to compare certain aspects of our capital adequacy on the same basis to other companies in the industry. For purposes of calculating Core return on tangible common equity (Core ROTCE), tangible common equity is further adjusted for Core OID balance and net deferred tax asset. See page 22 for more details.

4) Core original issue discount (Core OID) amortization expense is a non-GAAP financial measure for OID and is believed by management to help the reader better understand the activity removed from: Core pre-tax income (loss), Core net income (loss) attributable to common shareholders, Adjusted EPS, Core ROTCE, Adjusted efficiency ratio, Adjusted total net revenue, and Net financing revenue (excluding Core OID). Core OID is primarily related to bond exchange OID which excludes international operations and future issuances. Core OID for all periods shown is applied to the pre-tax income of the Corporate and Other segment. See page 21 calculation methodology and details.

5) Core outstanding original issue discount balance (Core OID balance) is a non-GAAP financial measure for outstanding OID and is believed by management to help the reader better understand the balance removed from Core ROTCE and Adjusted TBVPS. Core OID balance is primarily related to bond exchange OID which excludes international operations and future issuances. See page 21 for calculation methodology and details

6) Accelerated issuance expense (Accelerated OID) is the recognition of issuance expenses related to calls of redeemable debt.

7) Estimated impact of CECL on regulatory capital per final rule issued by U.S. banking agencies - In December 2018, the FRB and other U.S. banking agencies approved a final rule to address the impact of CECL on regulatory capital by allowing BHCs and banks, including Ally, the option to phase in the day-one impact of CECL over a three-year period. In March 2020, the FRB and other U.S. banking agencies issued an interim final rule that became effective on March 31, 2020 and provided an alternative option for banks to temporarily delay the impacts of CECL, relative to the incurred loss methodology for estimating the allowance for loan losses, on regulatory capital. A final rule that was largely unchanged from the March 2020 interim final rule was issued by the FRB and other U.S. banking agencies in August 2020, and became effective in September 2020. For regulatory capital purposes, these rules permitted us to delay recognizing the estimated impact of CECL on regulatory capital until after a two-year deferral period, which for us extends through December 31, 2021. Beginning on January 1, 2022, we will be required to phase in 25% of the previously deferred estimated capital impact of CECL, with an additional 25% to be phased in at the beginning of each subsequent year until fully phased in by the first quarter of 2025. Under these rules, firms that adopt CECL and elect the five-year transition will calculate the estimated impact of CECL on regulatory capital as the day-one impact of adoption plus 25% of the subsequent change in allowance during the two-year deferral period, which according to the final rule approximates the impact of CECL relative to an incurred loss model. We adopted this transition option during the first quarter of 2020, and plan to phase in the regulatory capital impacts of CECL based on this five-year transition period.

8) Change in fair value of equity securities impacts the Insurance, Corporate Finance and Corporate and Other segments. Reflects equity fair value adjustments related to ASU 2016-01 which requires change in the fair value of equity securities to be recognized in current period net income as compared to periods prior to 1/1/18 in which such adjustments were recognized through other comprehensive income, a component of equity.

9) Repositioning is primarily related to the extinguishment of high-cost legacy debt, strategic activities and other one-time items.

10) Core pre-provision net revenue (Core PPNR) is a non-GAAP financial measure calculated by adjusting Core pre-tax income to add back provision for credit losses. Management believes that Core PPNR is a helpful financial metric because it enables the reader to assess the core businesses ability to generate earnings to cover credit losses and is utilized by the Federal Reserve’s approach to modeling within the Supervisory Stress Test Framework that generally follows U.S. generally accepted accounting principles (GAAP) and includes a calculation of PPNR as a component of projected pre-tax net income. See page 21 for calculation detail.

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